EXHIBIT 99.1

State Auto Financial reports third quarter 2020 results
•Quarterly income of $0.26 per share
•Quarterly net loss from operations1 of $0.10 per share
•Quarterly GAAP combined ratio of 106.0
•Quarterly SAP personal and commercial segments' combined ratio2 of 102.2
•Return on equity of (3.8)%
•Book value per share of $21.57

COLUMBUS, OHIO - November 5, 2020 - State Auto Financial Corporation (NASDAQ:STFC) today reported third quarter 2020 net income of $11.6 million, or $0.26 per diluted share, compared to $11.5 million, or $0.25 per diluted share, for the same 2019 period. Net loss from operations1 per diluted share for the third quarter of 2020 was $0.10 versus net income from operations1 per diluted share of $0.34 for the same 2019 period.
For the first nine months of 2020, STFC had a net loss of $68.7 million, or $1.57 per diluted share, compared to net income of $54.7 million, or $1.25 per diluted share, for the same 2019 period. Net loss from operations1 per diluted share for the first nine months of 2020 was $0.86 versus net income from operations1 per diluted share of $0.34 for the same 2019 period.
GAAP Operating Results
STFC’s GAAP combined ratio for the third quarter 2020 was 106.0 compared to 99.5 for the same 2019 period. Catastrophe losses and ALAE during the third quarter 2020 accounted for 16.6 points of the 71.2 total loss ratio points, or $58.7 million, versus 3.3 points of the 65.2 total loss ratio points, or $10.6 million, for the same period in 2019. The third quarter 2020 was impacted by severe wind and hail events that impacted the South and Midwest, with approximately 50% of the catastrophe losses affecting our homeowners line of business. Catastrophe losses and ALAE included 3.5 points of adverse development relating to prior years, or $12.3 million, from specialty run-off related to Hurricane Irma. Non-catastrophe losses and ALAE during the third quarter 2020 included 5.5 points of favorable development relating to prior years, or $19.3 million, versus 5.1 points of favorable development, or $16.1 million, for the same period in 2019.
STFC’s GAAP combined ratio for the first nine months of 2020 was 109.3 compared to 103.6 for the same 2019 period. Catastrophe losses and ALAE for the first nine months of 2020 accounted for 18.6 points of the 74.4 total loss ratio points, or $191.0 million, versus 8.1 points of the total 68.6 loss ratio points, or $75.7 million, for the same period in 2019. Catastrophe losses and ALAE included 1.2 points of adverse development relating to prior years, or $12.4 million, from specialty run-off related to Hurricane Irma. Non-catastrophe losses and ALAE for the first nine months of 2020 included 3.1 points of favorable development relating to prior years, or $31.8 million, versus 5.8 points of favorable development, or $54.1 million, for the same period in 2019. Non-catastrophe losses and ALAE for the first nine months of 2020 included 0.5 points of adverse development relating to prior years, or $5.2 million, versus 0.2 points of favorable development, or $2.4 million, for the same period in 2019 from specialty run-off.
SAP Personal and Commercial Operating Results
Net written premium for the third quarter 2020 increased 9.2% compared to the same period in 2019. By insurance segment, net written premium for the personal and commercial segments increased 9.7% and 8.3%, respectively. The increase in the personal segment was primarily due to new business growth and rate increases in homeowners and other personal. The improvement was partially offset by a decrease in net written premiums in personal auto due to a decline in new business. The increase in the commercial segment was primarily driven by (i) new business growth and rate increases in commercial auto, and (ii) new business growth in farm & ranch. The improvement was partially offset by a decrease in net written premiums in workers’ compensation due to (i) a decline in new business as a result of COVID-19, and (ii) continued intense competition in this market.
Net written premium for the first nine months of 2020 increased 11.3% compared to the same period in 2019. Net written premium for the personal and commercial segments increased 10.1% and 13.4%, respectively. The trends in the personal and commercial net written premiums are due to the same factors discussed above for the third quarter. In addition, the increase in the commercial segment was also driven by rate increases in middle market commercial.
The SAP personal and commercial segments' combined ratio2 for the third quarter 2020 was 102.2 compared to 98.7 for the same 2019 period. Catastrophe losses during the third quarter 2020 accounted for 13.1 points of the 68.5 total loss ratio points, or $46.4 million, versus 3.2 points of the 65.4 total loss ratio points, or $10.3 million, for the same period in 2019. Non-catastrophe losses and ALAE during the third quarter 2020 included 5.2 points of favorable development relating to prior years, or $18.4 million, versus 4.8 points of favorable development, or $15.2 million, for the same period in 2019.
The SAP personal and commercial segments' combined ratio for the first nine months of 2020 was 106.9 compared to 102.7 for the same 2019 period. Catastrophe losses during the first nine months of 2020 accounted for 17.4 points of the total 72.9 loss ratio points, or $178.6 million, versus 7.8 of the total 68.5 loss ratio points, or $71.7 million, for the same period in 2019. Non-catastrophe losses and ALAE during the first nine months of 2020 included 3.6 points of favorable development relating to prior years, or $37.0 million, versus 5.6 points of favorable development, or $51.7 million, for the same period in 2019.
Book Value and Return on Equity
STFC’s book value increased to $21.57 per share as of September 30, 2020, compared to $21.26 on June 30, 2020. The increase in book value was driven by investment results.
Return on stockholders’ equity for the 12 months ended September 30, 2020, was (3.8)% compared to 3.4% for the 12 months ended September 30, 2019.
STFC’s Chairman, President and CEO Mike LaRocco commented on the quarter as follows:
"While catastrophes had a significant impact on our third quarter 2020 results, we continue to feel very good about our continued progress toward consistent profitability and growth. Our digital transformation continued, with ongoing improvements to our State Auto Connect technology, including last month’s launch of our 15th and final product, workers’ compensation, on the platform. In five years we were able to transform all of our products onto an industry leading digital platform, a monumental achievement.
"I’m proud of the work of our Claims and Risk Engineering (CARE) professionals and customer service teams who continued to support our policyholders through some of the most difficult times in their lives. From the ongoing COVID-19 pandemic to civil unrest and severe weather, our CARE and Customer Service professionals once again delivered exceptional service.
"The SAP personal and commercial segments produced 9.2% net written premium growth during the third quarter, with a combined ratio of 102.2 that included 13.1 points of catastrophe losses. Personal lines produced 9.7% net written premium growth and a combined ratio of 111.5, including 15.8 points of catastrophe losses. Commercial lines’ 88.9 combined ratio included 9.3 points of catastrophe losses, and produced 8.3% net written premium growth.
"Due to catastrophic weather, our third quarter results fell short of expectations, but the passion and determination that fueled our turnaround still delivered an excellent quarter and will drive us toward growth and profitability in the quarters ahead."

About State Auto Financial Corporation
State Auto Financial Corporation, headquartered in Columbus, Ohio, is a super regional property and casualty insurance holding company. STFC stock is traded on the Nasdaq Global Select Market, which represents the top fourth of all Nasdaq listed companies.
The insurance subsidiaries of State Auto Financial Corporation are part of the State Auto Group. The State Auto Group markets its insurance products throughout the United States, through independent insurance agencies. The State Auto Group is rated A- (Excellent) by the A.M. Best Company and includes State Automobile Mutual, State Auto Property & Casualty, State Auto Ohio, State Auto Wisconsin, Milbank, Meridian Security, Patrons Mutual, Rockhill Insurance, Plaza Insurance, American Compensation and Bloomington Compensation. Additional information on State Auto Financial Corporation and the State Auto Insurance Companies can be found online at http://www.StateAuto.com/STFC.
STFC has scheduled a conference call with interested investors for Thursday, November 5, at 11 a.m. ET to discuss the Company’s third quarter 2020 performance. Live and archived broadcasts of the call can be accessed at http://www.StateAuto.com/STFC. A replay of the call can be heard beginning at 2 p.m., November 5, by calling 855-859-2056, conference ID 6944689. Supplemental schedules detailing the Company’s third quarter 2020 financial, sales and underwriting results are made available on http://www.StateAuto.com/STFC prior to the conference call.
1 Net earnings (loss) from operations, a non-GAAP financial measure which management believes is informative to Company management and investors, differs from GAAP net income (loss) only by the exclusion of net investment gain (loss), net of applicable taxes, on investment activity for the periods being reported. For STFC, this amounted to income of $0.36 per diluted share for the third quarter of 2020 and a loss of $0.71 year to date 2020 versus loss of $0.09 per diluted share for the third quarter 2019 and income of $0.91 year to date 2019.
2 Insurance industry regulators require STFC's insurance subsidiaries to report their financial condition and results of operations using Statutory Accounting Practices ("SAP"). The SAP personal and commercial segments' combined ratio is a measure used by management to evaluate STFC’s operating performance for its ongoing operations. Details behind the compilation of these results can be found on pages 18 - 21 of this release.
* * * * *
Except for historical information, all other information in this news release consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in State Auto Financial's Form 10-K and Form 10-Q reports and exhibits to those reports, and include (but are not limited to) legislative changes at both the state and federal level, state and federal regulatory rule making promulgations and adjudications, class action litigation involving the insurance industry and judicial decisions affecting claims, policy coverages and the general costs of doing business, the impact of competition on products and pricing, inflation in the costs of the products and services insurance pays for, product development, geographic spread of risk, weather and weather-related events, and other types of catastrophic events. State Auto Financial undertakes no obligation to update or revise any forward-looking statements.

State Auto Financial Corporation

Media contact:
Kyle Anderson, 614-917-5497
Kyle.Anderson@StateAuto.com

or

Investor contact:
Natalie Schoolcraft, 614-917-4341
Natalie.Schoolcraft@StateAuto.com

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Selected Consolidated Financial Data
($ in millions, except per share amounts)
(unaudited)	Three months ended September 30		Nine months ended September 30
	2020	2019	2020	2019
Net premiums written	$379.1	$346.8	$1,107.2	$994.5

Earned premiums	353.2	319.6	1,024.4	930.0
Net investment income	17.9	19.3	54.5	60.4
Net investment gain (loss)	20.0	(5.0)	(39.3)	50.2
Other income	0.5	0.6	1.6	1.6
Total revenue	391.6	334.5	1,041.2	1,042.2

Income (loss) before federal income taxes	14.8	12.7	(87.6)	66.7

Federal tax expense (benefit)	3.2	1.2	(18.9)	12.0
Net income (loss)	$11.6	$11.5	$(68.7)	$54.7

Earnings (loss) per common share:
- basic	$0.26	$0.26	$(1.57)	$1.26
- diluted	$0.26	$0.25	$(1.57)	$1.25
(Loss) earnings per share from operations(A):
- basic	$(0.10)	$0.35	$(0.86)	$0.35
- diluted	$(0.10)	$0.34	$(0.86)	$0.34
Weighted average shares outstanding:
- basic	43.8	43.5	43.7	43.4
- diluted	44.3	44.0	43.7	44.0
Return on average equity (LTM)	(3.8)%	3.4%
Book value per share	$21.57	$21.68
Dividends paid per share	$0.10	$0.10	$0.30	$0.30
Total shares outstanding	43.8	43.5

GAAP ratios:
Cat loss and ALAE ratio	16.6	3.3	18.6	8.1
Non-cat loss and LAE ratio	54.6	61.9	55.8	60.5
Loss and LAE ratio	71.2	65.2	74.4	68.6
Expense ratio	34.8	34.3	34.9	35.0
Combined ratio	106.0	99.5	109.3	103.6

(A) Reconciliation of non-GAAP financial measure:
Net (loss) income from operations:
Net income (loss)	$11.6	$11.5	$(68.7)	$54.7
Net investment gain (loss), net of tax	15.8	(3.5)	(31.0)	39.6
Net (loss) income from operations	$(4.2)	$15.0	$(37.7)	$15.1

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Balance Sheets
($ and shares in millions, except per share amounts)
(unaudited)	September 30	December 31
	2020	2019
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost $2,047.1 and $2,080.0, respectively)	$2,166.3	$2,127.9
Equity securities	339.5	395.2
Other invested assets	62.5	69.7
Other invested assets, at cost	12.5	6.5
Notes receivable from affiliate	70.0	70.0
Total investments	2,650.8	2,669.3

Cash and cash equivalents	131.4	78.0
Accrued investment income and other assets	31.1	31.7
Premiums Receivable	14.1	13.6
Deferred policy acquisition costs	123.7	111.1
Reinsurance recoverable on losses and loss expenses payable	35.2	13.6
Prepaid reinsurance premiums	8.4	7.5
Due from affiliate	18.3	7.9
Current federal income taxes	6.7	6.3
Net deferred federal income taxes	44.6	42.2
Property and equipment, held for sale	4.2	4.2
Total assets	$3,068.5	$2,985.4

LIABILITIES
Losses and loss expenses payable	$1,091.3	$1,066.5
Unearned premiums	731.0	649.2
Notes payable (affiliates $15.2 and $15.2, respectively)	122.0	122.0
Pension and postretirement benefits	54.0	72.9
Other liabilities	126.1	114.9
Total liabilities	2,124.4	2,025.5

STOCKHOLDERS' EQUITY
Common stock, without par value. Authorized 100.0 shares; 50.7 and 50.4 shares issued, respectively, at stated value of $2.50 per share	126.7	125.9
Treasury stock, 6.9 and 6.9 shares, respectively, at cost	(118.4)	(117.5)
Additional paid-in capital	212.1	206.7
Accumulated other comprehensive income (loss)	23.3	(37.9)
Retained earnings	700.4	782.7
Total stockholders' equity	944.1	959.9
Total liabilities and stockholders' equity	$3,068.5	$2,985.4

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statements of Income
($ in millions, except per share amounts)
(unaudited)	Three months ended September 30		Nine months ended September 30
	2020	2019	2020	2019
Earned premiums	$353.2	$319.6	$1,024.4	$930.0
Net investment income	17.9	19.3	54.5	60.4
Net investment gain (loss)	20.0	(5.0)	(39.3)	50.2
Other income from affiliates	0.5	0.6	1.6	1.6
Total revenues	391.6	334.5	1,041.2	1,042.2

Losses and loss expenses	251.6	208.4	762.2	637.6
Acquisition and operating expenses	123.0	109.7	357.4	325.2
Interest expense	1.1	1.2	3.6	3.7
Other expenses	1.1	2.5	5.6	9.0
Total expenses	376.8	321.8	1,128.8	975.5

Income (loss) before federal income taxes	14.8	12.7	(87.6)	66.7
Federal income tax expense (benefit):
Current	—	—	(0.4)	(0.4)
Deferred	3.2	1.2	(18.5)	12.4
Federal income tax expense (benefit)	3.2	1.2	(18.9)	12.0
Net income (loss)	$11.6	$11.5	$(68.7)	$54.7
Earnings (loss) per common share:
Basic	$0.26	$0.26	$(1.57)	$1.26
Diluted	$0.26	$0.25	$(1.57)	$1.25
Dividends paid per common share	$0.10	$0.10	$0.30	$0.30

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income (Loss)
($ in millions)
(unaudited)	Three months ended September 30		Nine months ended September 30
	2020	2019	2020	2019
Net income (loss)	$11.6	$11.5	$(68.7)	$54.7
Other comprehensive income, net of tax:
Net unrealized holding gain on available-for-sale investments:
Unrealized holding gain	4.6	22.6	74.5	91.8
Reclassification adjustments for losses (gains) realized in net income	0.2	(1.2)	(3.2)	(2.8)
Income tax expense	(1.1)	(4.5)	(15.0)	(18.7)
Total net unrealized holding gain on available- for-sale investments	3.7	16.9	56.3	70.3
Net unrecognized benefit plan obligations:
Reclassification adjustments for amortization to statements of income:
Prior service credit	(1.6)	(1.6)	(4.8)	(4.8)
Net actuarial loss	3.7	2.4	11.0	7.2
Income tax expense	(0.4)	(0.2)	(1.3)	(0.5)
Total net unrecognized benefit plan obligations	1.7	0.6	4.9	1.9
Other comprehensive income	5.4	17.5	61.2	72.2
Comprehensive income (loss)	$17.0	$29.0	$(7.5)	$126.9

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statement of Stockholders' Equity
($ and shares in millions)
(unaudited)	Nine Months Ended	Year Ended
	September 30	December 31
	2020	2019
Common shares:
Balance at beginning of year	50.4	50.0
Issuance of shares	0.3	0.4
Balance at period ended	50.7	50.4

Treasury shares:
Balance at beginning of year	(6.9)	(6.8)
Shares acquired on stock award exercises and vested restricted shares	—	(0.1)
Balance at period ended	(6.9)	(6.9)

Common stock:
Balance at beginning of year	$125.9	$125.0
Issuance of shares	0.8	0.9
Balance at period ended	126.7	125.9

Treasury stock:
Balance at beginning of year	$(117.5)	$(117.0)
Shares acquired on stock award exercises and vested restricted shares	(0.9)	(0.5)
Balance at beginning of year and period ended	(118.4)	(117.5)

Additional paid-in capital:
Balance at beginning of year	$206.7	$194.2
Issuance of common stock	2.0	5.1
Stock awards granted	3.4	7.4
Balance at period ended	212.1	206.7

Accumulated other comprehensive income (loss):
Balance at beginning of the year	$(37.9)	$(96.4)
Change in net unrealized holding gains on available-for-sale investments	56.3	60.6
Total net unrecognized benefit plan obligations	4.9	(2.1)
Balance at period ended	23.3	(37.9)

Retained earnings:
Balance at beginning of year	$782.7	$712.7
Cumulative effect of change in accounting to establish an allowance for expected credit losses at January 1, 2020	(0.5)	—
Net (loss) income	(68.7)	87.4
Cash dividends paid	(13.1)	(17.4)
Balance at period ended	700.4	782.7
Total stockholders' equity at period ended	$944.1	$959.9

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flow
($ in millions)
(unaudited)	Nine months ended
	September 30
	2020	2019
Cash flows from operating activities:
Net (loss) income	$(68.7)	$54.7
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities
Depreciation and amortization, net	7.6	6.2
Share-based compensation	—	7.0
Net investment loss (gain)	39.3	(50.2)
Changes in operating assets and liabilities:
Deferred policy acquisition costs	(12.6)	(12.4)
Accrued investment income and other assets	0.6	(2.3)
Premiums receivable	(0.5)	(3.2)
Postretirement and pension benefits	(17.0)	(12.2)
Other liabilities and due to/from affiliates, net	8.5	(51.8)
Reinsurance recoverable on losses and loss expenses payable and prepaid reinsurance premiums	(22.5)	(2.6)
Losses and loss expenses payable	24.2	(54.1)
Unearned premiums	81.8	65.0
Deferred tax on share-based awards	(0.1)	(0.7)
Federal income taxes	(18.8)	12.7
Net cash provided by (used in) operating activities	21.8	(43.9)
Cash flows from investing activities:
Purchases of fixed maturities available-for-sale	(462.6)	(459.9)
Purchases of equity securities	(65.6)	(48.9)
Purchases of other invested assets	(7.3)	(12.9)
Maturities, calls and pay downs of fixed maturities available-for-sale	274.9	267.1
Sales of fixed maturities available-for-sale	216.1	248.7
Sales of equity securities	86.2	34.4
Sales of other invested assets	0.9	1.0
Disposals of property and equipment	0.2	1.6
Net cash provided by investing activities	42.8	31.1
Cash flows from financing activities:
Proceeds from issuance of common stock	2.8	4.8
Payments to acquire treasury stock	(0.9)	(0.5)
Payment of dividends	(13.1)	(13.0)
Proceeds from short-term debt	60.0	—
Repayment of short-term debt	(60.0)	—
Proceeds from long-term debt	21.5	—
Repayment of long-term debt	(21.5)	—
Net cash used in financing activities	(11.2)	(8.7)
Net increase (decrease) in cash and cash equivalents	53.4	(21.5)
Cash and cash equivalents at beginning of period	78.0	59.8
Cash and cash equivalents at end of period	$131.4	$38.3
Supplemental disclosures:
Interest paid (affiliates $0.6 and $0.7, respectively)	$3.5	$3.5

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Net Investment Income
($ in millions)
(unaudited)
	9/30/2019	12/31/2019	3/31/2020	6/30/2020	9/30/2020
Quarter to Date
Gross investment income:
Fixed maturities	$14.4	$13.9	$14.5	$14.8	$13.7
TIPS	0.9	0.7	0.6	(0.3)	1.3
Total fixed maturities	15.3	14.6	15.1	14.5	15.0
Equity securities	3.0	4.3	3.1	2.6	2.1
Other	1.1	1.3	1.0	0.8	0.9
Total gross investment income	19.4	20.2	19.2	17.9	18.0
Less: Investment expenses	0.1	0.2	0.3	0.2	0.1
Net investment income	$19.3	$20.0	$18.9	$17.7	$17.9

Year to Date
Gross investment income:
Fixed maturities	$44.5	$58.4	$14.5	$29.3	$43.0
TIPS	3.2	3.9	0.6	0.3	1.6
Total fixed maturities	47.7	62.3	15.1	29.6	44.6
Equity securities	8.9	13.2	3.1	5.7	7.8
Other	4.2	5.5	1.0	1.8	2.7
Total gross investment income	60.8	81.0	19.2	37.1	55.1
Less: Investment expenses	0.4	0.6	0.3	0.5	0.6
Net investment income	$60.4	$80.4	$18.9	$36.6	$54.5

	9/30/2019	12/31/2019	3/31/2020	6/30/2020	9/30/2020
TIPS, fair value	$135.3	$135.6	$111.4	$115.9	$117.0
TIPS, book value	$125.9	$126.2	$101.5	$100.9	$99.4

Net Investment Gain (Loss)
($ in millions)
unaudited	Three months ended September 30		Nine months ended September 30
	2020	2019	2020	2019
Investment gain (loss), net:
Fixed maturities:
Realized gains on sales of securities	$1.3	$1.2	$6.8	$2.8
Realized losses on sales of securities	(1.5)	—	(3.6)	—
Net (loss) gain on fixed securities	(0.2)	1.2	3.2	2.8
Equity securities:
Realized losses on sales of securities, net	(42.3)	(1.8)	(50.9)	(2.5)
Unrealized gain (loss) on securities still held, net	60.5	(4.1)	15.8	46.4
Net gain (loss) on equity securities	18.2	(5.9)	(35.1)	43.9
Other invested assets:
Unrealized gain (loss) on securities still held, net	2.0	(0.3)	(7.6)	4.8
Net gain (loss) on other invested assets	2.0	(0.3)	(7.6)	4.8
Other net realized gain (loss)	—	—	0.2	(1.3)
Net gain (loss) on investments	$20.0	$(5.0)	$(39.3)	$50.2

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

Income Taxes
($ in millions)
(unaudited)
The following table sets forth the tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred tax liabilities:
	September 30	December 31
	2020	2019
Deferred tax assets:
Unearned premiums not currently deductible	$30.4	$27.0
Losses and loss expenses payable discounting	11.5	10.6
Postretirement and pension benefits	16.7	20.0
Other liabilities	11.2	13.4
Net operating loss carryforward	26.1	12.1
Capital loss carryforward	7.8	—
Tax credit carryforward	2.0	2.5
Other	0.8	1.1
Total deferred tax assets	106.5	86.7
Deferred tax liabilities:
Deferral of policy acquisition costs	26.0	23.3
Investments	35.4	21.2
Total deferred tax liabilities	61.4	44.5
Total net deferred tax assets before valuation allowance	45.1	42.2
Less valuation allowance	0.5	—
Net deferred federal income taxes	$44.6	$42.2

The following table sets forth the components of federal income tax expense (benefit):
	Three months ended September 30		Nine months ended September 30
	2020	2019	2020	2019
Income (loss) before federal income taxes	$14.8	$12.7	$(87.6)	$66.7
Federal income tax expense (benefit)
Current	—	—	(0.4)	(0.4)
Deferred	3.2	1.2	(18.5)	12.4
Total federal income tax expense (benefit)	3.2	1.2	(18.9)	12.0
Net income (loss)	$11.6	$11.5	$(68.7)	$54.7

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

SAP Personal Insurance Segment Results
(unaudited)
($ in millions)
Three months ended September 30, 2020	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$101.4	$111.4	$17.4	$230.2
Net earned premiums	103.0	92.5	13.3	208.8
Losses and LAE incurred:
Cat loss and ALAE	1.9	28.1	2.9	32.9
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	8.0	0.7	(0.6)	8.1
Current accident year non-cat loss and ALAE	58.2	50.7	4.8	113.7
Total non-cat loss and ALAE	66.2	51.4	4.2	121.8
Total Loss and ALAE	68.1	79.5	7.1	154.7
ULAE	7.4	6.8	0.2	14.4
Total Loss and LAE	75.5	86.3	7.3	169.1
Underwriting expenses	32.0	33.2	5.2	70.4
Net underwriting (loss) gain	$(4.5)	$(27.0)	$0.8	$(30.7)

Cat loss and ALAE ratio	1.9%	30.4%	21.5%	15.8%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	7.8%	0.7%	(4.1)%	3.9%
Current accident year non-cat loss and ALAE ratio	56.4%	54.9%	36.2%	54.4%
Total non-cat loss and ALAE ratio	64.2%	55.6%	32.1%	58.3%
Total Loss and ALAE ratio	66.1%	86.0%	53.6%	74.1%
ULAE ratio	7.2%	7.3%	1.6%	6.9%
Total Loss and LAE ratio	73.3%	93.3%	55.2%	81.0%
Expense ratio	31.4%	29.8%	29.4%	30.5%
Combined ratio	104.7%	123.1%	84.6%	111.5%

($ in millions)
Three months ended September 30, 2019	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$107.1	$91.5	$11.2	$209.8
Net earned premiums	108.3	75.6	8.8	192.7
Losses and LAE incurred:
Cat loss and ALAE	0.9	7.0	0.3	8.2
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(1.2)	—	(0.9)	(2.1)
Current accident year non-cat loss and ALAE	73.0	41.2	4.7	118.9
Total non-cat loss and ALAE	71.8	41.2	3.8	116.8
Total Loss and ALAE	72.7	48.2	4.1	125.0
ULAE	7.4	4.4	0.2	12.0
Total Loss and LAE	80.1	52.6	4.3	137.0
Underwriting expenses	30.9	27.8	3.3	62.0
Net underwriting (loss) gain	$(2.7)	$(4.8)	$1.2	$(6.3)

Cat loss and ALAE ratio	0.8%	9.2%	3.5%	4.2%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(1.2)%	0.1%	(9.8)%	(1.1)%
Current accident year non-cat loss and ALAE ratio	67.4%	54.5%	52.5%	61.7%
Total non-cat loss and ALAE ratio	66.2%	54.6%	42.7%	60.6%
Total Loss and ALAE ratio	67.0%	63.8%	46.2%	64.8%
ULAE ratio	6.9%	5.8%	2.0%	6.2%
Total Loss and LAE ratio	73.9%	69.6%	48.2%	71.0%
Expense ratio	28.9%	30.3%	29.6%	29.6%
Combined ratio	102.8%	99.9%	77.8%	100.6%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Nine months ended September 30, 2020	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$310.3	$299.1	$45.7	$655.1
Net earned premiums	311.0	262.9	35.8	609.7
Losses and LAE incurred:
Cat loss and ALAE	6.5	93.4	12.0	111.9
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	19.1	2.8	(1.7)	20.2
Current accident year non-cat loss and ALAE	165.7	125.0	13.0	303.7
Total non-cat loss and ALAE	184.8	127.8	11.3	323.9
Total Loss and ALAE	191.3	221.2	23.3	435.8
ULAE	23.0	18.6	1.2	42.8
Total Loss and LAE	214.3	239.8	24.5	478.6
Underwriting expenses	98.5	89.7	13.7	201.9
Net underwriting loss	$(1.8)	$(66.6)	$(2.4)	$(70.8)

Cat loss and ALAE ratio	2.1%	35.5%	33.4%	18.4%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	6.2%	1.0%	(4.5)%	3.3%
Current accident year non-cat loss and ALAE ratio	53.2%	47.6%	36.2%	49.8%
Total non-cat loss and ALAE ratio	59.4%	48.6%	31.7%	53.1%
Total Loss and ALAE ratio	61.5%	84.1%	65.1%	71.5%
ULAE ratio	7.4%	7.1%	3.4%	7.0%
Total Loss and LAE ratio	68.9%	91.2%	68.5%	78.5%
Expense ratio	31.7%	30.0%	30.0%	30.8%
Combined ratio	100.6%	121.2%	98.5%	109.3%

($ in millions)
Nine months ended September 30, 2019	Personal Auto	Homeowners	Other Personal	Total

Net written premiums	$324.8	$241.4	$29.0	$595.2
Net earned premiums	322.1	216.1	24.3	562.5
Losses and LAE incurred:
Cat loss and ALAE	5.4	47.8	4.0	57.2
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(11.0)	0.5	(1.9)	(12.4)
Current accident year non-cat loss and ALAE	207.8	110.4	12.7	330.9
Total non-cat loss and ALAE	196.8	110.9	10.8	318.5
Total Loss and ALAE	202.2	158.7	14.8	375.7
ULAE	22.2	15.1	0.9	38.2
Total Loss and LAE	224.4	173.8	15.7	413.9
Underwriting expenses	96.7	74.8	9.1	180.6
Net underwriting gain (loss)	$1.0	$(32.5)	$(0.5)	$(32.0)

Cat loss and ALAE ratio	1.6%	22.1%	16.5%	10.2%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(3.4)%	0.3%	(7.8)%	(2.2)%
Current accident year non-cat loss and ALAE ratio	64.5%	51.0%	52.0%	58.7%
Total non-cat loss and ALAE ratio	61.1%	51.3%	44.2%	56.5%
Total Loss and ALAE ratio	62.7%	73.4%	60.7%	66.7%
ULAE ratio	6.9%	7.0%	3.7%	6.8%
Total Loss and LAE ratio	69.6%	80.4%	64.4%	73.5%
Expense ratio	29.8%	31.0%	31.5%	30.4%
Combined ratio	99.4%	111.4%	95.9%	103.9%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

SAP Commercial Insurance Segment Results
(unaudited)
($ in millions)
Three months ended September 30, 2020	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$40.0	$31.4	$40.0	$17.4	$15.0	$5.0	$148.8
Net earned premiums	35.6	31.4	40.3	17.5	14.5	5.1	144.4
Losses and LAE incurred:
Cat loss and ALAE	0.1	5.5	4.7	—	3.2	—	13.5
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(1.2)	(7.5)	(6.3)	(7.3)	(0.6)	(3.6)	(26.5)
Current accident year non-cat loss and ALAE	20.8	17.0	20.1	14.4	5.1	3.0	80.4
Total non-cat loss and ALAE	19.6	9.5	13.8	7.1	4.5	(0.6)	53.9
Total Loss and ALAE	19.7	15.0	18.5	7.1	7.7	(0.6)	67.4
ULAE	1.7	0.5	1.3	1.1	0.5	0.1	5.2
Total Loss and LAE	21.4	15.5	19.8	8.2	8.2	(0.5)	72.6
Underwriting expenses	13.7	10.9	16.4	7.8	6.7	1.9	57.4
Net underwriting gain (loss)	$0.5	$5.0	$4.1	$1.5	$(0.4)	$3.7	$14.4

Cat loss and ALAE ratio	0.4%	17.3%	11.6%	—%	22.1%	—%	9.3%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(3.4)%	(23.8)%	(15.5)%	(41.6)%	(4.2)%	(72.6)%	(18.3)%
Current accident year non-cat loss and ALAE ratio	58.3%	54.3%	49.7%	82.2%	35.0%	60.4%	55.7%
Total non-cat loss and ALAE ratio	54.9%	30.5%	34.2%	40.6%	30.8%	(12.2)%	37.4%
Total Loss and ALAE ratio	55.3%	47.8%	45.8%	40.6%	52.9%	(12.2)%	46.7%
ULAE ratio	4.8%	1.5%	3.3%	6.4%	3.4%	1.9%	3.6%
Total Loss and LAE ratio	60.1%	49.3%	49.1%	47.0%	56.3%	(10.3)%	50.3%
Expense ratio	34.2%	34.7%	41.0%	45.1%	45.1%	38.6%	38.6%
Combined ratio	94.3%	84.0%	90.1%	92.1%	101.4%	28.3%	88.9%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Three months ended September 30, 2019	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$27.7	$30.0	$39.8	$23.9	$11.4	$4.6	$137.4
Net earned premiums	23.8	29.9	34.9	21.7	12.4	4.3	127.0
Losses and LAE incurred:
Cat loss and ALAE	0.1	1.1	0.5	—	0.4	—	2.1
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(1.1)	(4.1)	(1.2)	(4.4)	(0.7)	(1.6)	(13.1)
Current accident year non-cat loss and ALAE	15.2	17.9	19.7	13.9	6.2	3.2	76.1
Total non-cat loss and ALAE	14.1	13.8	18.5	9.5	5.5	1.6	63.0
Total Loss and ALAE	14.2	14.9	19.0	9.5	5.9	1.6	65.1
ULAE	1.6	1.3	2.0	1.8	0.4	0.1	7.2
Total Loss and LAE	15.8	16.2	21.0	11.3	6.3	1.7	72.3
Underwriting expenses	11.9	11.7	15.9	7.2	4.7	2.1	53.5
Net underwriting (loss) gain	$(3.9)	$2.0	$(2.0)	$3.2	$1.4	$0.5	$1.2

Cat loss and ALAE ratio	0.5%	3.7%	1.6%	—%	3.2%	—%	1.7%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(4.6)%	(13.7)%	(3.6)%	(20.1)%	(5.7)%	(37.9)%	(10.4)%
Current accident year non-cat loss and ALAE ratio	63.8%	60.1%	56.3%	64.2%	50.0%	75.9%	60.0%
Total non-cat loss and ALAE ratio	59.2%	46.4%	52.7%	44.1%	44.3%	38.0%	49.6%
Total Loss and ALAE ratio	59.7%	50.1%	54.3%	44.1%	47.5%	38.0%	51.3%
ULAE ratio	6.7%	4.2%	5.7%	8.3%	3.2%	4.1%	5.7%
Total Loss and LAE ratio	66.4%	54.3%	60.0%	52.4%	50.7%	42.1%	57.0%
Expense ratio	43.0%	39.1%	40.0%	30.0%	41.7%	42.2%	38.9%
Combined ratio	109.4%	93.4%	100.0%	82.4%	92.4%	84.3%	95.9%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Nine months ended September 30, 2020	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$117.8	$95.8	$126.8	$49.2	$47.3	$15.3	$452.2
Net earned premiums	96.2	92.8	116.0	54.4	40.8	14.5	414.7
Losses and LAE incurred:
Cat loss and ALAE	1.1	21.0	35.7	—	8.7	0.2	66.7
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(1.5)	(16.5)	(14.3)	(16.1)	(1.7)	(7.1)	(57.2)
Current accident year non-cat loss and ALAE	52.4	53.3	69.6	40.6	15.2	7.3	238.4
Total non-cat loss and ALAE	50.9	36.8	55.3	24.5	13.5	0.2	181.2
Total Loss and ALAE	52.0	57.8	91.0	24.5	22.2	0.4	247.9
ULAE	4.9	4.2	4.5	4.5	1.6	0.4	20.1
Total Loss and LAE	56.9	62.0	95.5	29.0	23.8	0.8	268.0
Underwriting expenses	40.1	34.0	50.8	22.7	21.1	6.0	174.7
Net underwriting (loss) gain	$(0.8)	$(3.2)	$(30.3)	$2.7	$(4.1)	$7.7	$(28.0)

Cat loss and ALAE ratio	1.2%	22.6%	30.7%	—%	21.3%	1.2%	16.1%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(1.5)%	(17.8)%	(12.3)%	(29.6)%	(4.1)%	(49.3)%	(13.8)%
Current accident year non-cat loss and ALAE ratio	54.3%	57.5%	60.1%	74.6%	37.3%	50.7%	57.4%
Total non-cat loss and ALAE ratio	52.8%	39.7%	47.8%	45.0%	33.2%	1.4%	43.6%
Total Loss and ALAE ratio	54.0%	62.3%	78.5%	45.0%	54.5%	2.6%	59.7%
ULAE ratio	5.1%	4.5%	3.9%	8.4%	3.9%	2.6%	4.9%
Total Loss and LAE ratio	59.1%	66.8%	82.4%	53.4%	58.4%	5.2%	64.6%
Expense ratio	34.1%	35.5%	40.0%	46.2%	44.6%	39.3%	38.6%
Combined ratio	93.2%	102.3%	122.4%	99.6%	103.0%	44.5%	103.2%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Nine months ended September 30, 2019	Commercial Auto	Small Commercial Package	Middle Market Commercial	Workers' Comp	Farm & Ranch	Other Commercial	Total

Net written premiums	$81.4	$92.0	$115.1	$58.8	$37.4	$14.1	$398.8
Net earned premiums	65.3	88.9	98.1	60.3	36.2	12.6	361.4
Losses and LAE incurred:
Cat loss and ALAE	0.2	6.1	5.7	—	2.5	—	14.5
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(3.6)	(11.8)	(7.2)	(13.4)	(1.9)	(1.4)	(39.3)
Current accident year non-cat loss and ALAE	41.2	51.3	62.2	42.3	18.0	7.7	222.7
Total non-cat loss and ALAE	37.6	39.5	55.0	28.9	16.1	6.3	183.4
Total Loss and ALAE	37.8	45.6	60.7	28.9	18.6	6.3	197.9
ULAE	4.2	4.8	5.0	5.4	1.5	0.5	21.4
Total Loss and LAE	42.0	50.4	65.7	34.3	20.1	6.8	219.3
Underwriting expenses	33.6	36.0	46.0	20.2	17.4	6.0	159.2
Net underwriting (loss) gain	$(10.3)	$2.5	$(13.6)	$5.8	$(1.3)	$(0.2)	$(17.1)

Cat loss and ALAE ratio	0.4%	6.9%	5.8%	—%	6.8%	—%	4.0%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(5.5)%	(13.3)%	(7.4)%	(22.1)%	(5.2)%	(11.2)%	(10.9)%
Current accident year non-cat loss and ALAE ratio	62.9%	57.7%	63.4%	70.2%	49.7%	61.7%	61.7%
Total non-cat loss and ALAE ratio	57.4%	44.4%	56.0%	48.1%	44.5%	50.5%	50.8%
Total Loss and ALAE ratio	57.8%	51.3%	61.8%	48.1%	51.3%	50.5%	54.8%
ULAE ratio	6.5%	5.4%	5.1%	8.9%	4.2%	4.3%	5.9%
Total Loss and LAE ratio	64.3%	56.7%	66.9%	57.0%	55.5%	54.8%	60.7%
Expense ratio	41.3%	39.1%	40.0%	34.4%	46.6%	41.7%	39.9%
Combined ratio	105.6%	95.8%	106.9%	91.4%	102.1%	96.5%	100.6%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

SAP Insurance Segment Results
(unaudited)
($ in millions)
Three months ended September 30, 2020	Personal & Commercial	Specialty run-off	Total

Net written premiums	$379.0	$0.1	$379.1
Net earned premiums	353.2	—	353.2
Losses and LAE incurred:
Cat loss and ALAE	46.4	12.3	58.7
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(18.4)	(0.9)	(19.3)
Current accident year non-cat loss and ALAE	194.1	0.2	194.3
Total non-cat loss and ALAE	175.7	(0.7)	175.0
Total Loss and ALAE	222.1	11.6	233.7
ULAE	19.6	(1.3)	18.3
Total Loss and LAE	241.7	10.3	252.0
Underwriting expenses	127.8	0.1	127.9
Net underwriting loss	$(16.3)	$(10.4)	$(26.7)

Cat loss and ALAE ratio	13.1%	N/M(1)	16.6%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(5.2)%	N/M	(5.5)%
Current accident year non-cat loss and ALAE ratio	55.1%	N/M	55.0%
Total non-cat loss and ALAE ratio	49.9%	N/M	49.5%
Total Loss and ALAE ratio	63.0%	N/M	66.1%
ULAE ratio	5.5%	N/M	5.2%
Total Loss and LAE ratio	68.5%	N/M	71.3%
Expense ratio	33.7%	N/M	33.8%
Combined ratio	102.2%	N/M	105.1%

(1) N/M = Not Meaningful

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Three months ended September 30, 2019	Personal & Commercial	Specialty run-off	Total

Net written premiums	$347.2	$(0.4)	$346.8
Net earned premiums	319.7	(0.1)	319.6
Losses and LAE incurred:
Cat loss and ALAE	10.3	0.3	10.6
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(15.2)	(0.9)	(16.1)
Current accident year non-cat loss and ALAE	195.0	0.1	195.1
Total non-cat loss and ALAE	179.8	(0.8)	179.0
Total Loss and ALAE	190.1	(0.5)	189.6
ULAE	19.2	(0.1)	19.1
Total Loss and LAE	209.3	(0.6)	208.7
Underwriting expenses	115.5	1.1	116.6
Net underwriting loss	$(5.1)	$(0.6)	$(5.7)

Cat loss and ALAE ratio	3.2%	N/M	3.3%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(4.8)%	N/M	(5.1)%
Current accident year non-cat loss and ALAE ratio	61.0%	N/M	61.2%
Total non-cat loss and ALAE ratio	56.2%	N/M	56.1%
Total Loss and ALAE ratio	59.4%	N/M	59.4%
ULAE ratio	6.0%	N/M	6.0%
Total Loss and LAE ratio	65.4%	N/M	65.4%
Expense ratio	33.3%	N/M	33.6%
Combined ratio	98.7%	N/M	99.0%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Nine months ended September 30, 2020	Personal & Commercial	Specialty run-off	Total

Net written premiums	$1,107.3	$(0.1)	$1,107.2
Net earned premiums	1,024.4	—	1,024.4
Losses and LAE incurred:
Cat loss and ALAE	178.6	12.4	191.0
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(37.0)	5.2	(31.8)
Current accident year non-cat loss and ALAE	542.1	0.3	542.4
Total non-cat loss and ALAE	505.1	5.5	510.6
Total Loss and ALAE	683.7	17.9	701.6
ULAE	62.9	(1.3)	61.6
Total Loss and LAE	746.6	16.6	763.2
Underwriting expenses	376.6	0.5	377.1
Net underwriting loss	$(98.8)	$(17.1)	$(115.9)

Cat loss and ALAE ratio	17.4%	N/M	18.6%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(3.6)%	N/M	(3.1)%
Current accident year non-cat loss and ALAE ratio	53.0%	N/M	53.0%
Total non-cat loss and ALAE ratio	49.4%	N/M	49.9%
Total Loss and ALAE ratio	66.8%	N/M	68.5%
ULAE ratio	6.1%	N/M	6.0%
Total Loss and LAE ratio	72.9%	N/M	74.5%
Expense ratio	34.0%	N/M	34.1%
Combined ratio	106.9%	N/M	108.6%

STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES

($ in millions)
Nine months ended September 30, 2019	Personal & Commercial	Specialty run-off	Total

Net written premiums	$994.0	$0.5	$994.5
Net earned premiums	923.9	6.1	930.0
Losses and LAE incurred:
Cat loss and ALAE	71.7	4.0	75.7
Non-cat loss and ALAE
Prior accident years non-cat loss and ALAE	(51.7)	(2.4)	(54.1)
Current accident year non-cat loss and ALAE	553.6	4.9	558.5
Total non-cat loss and ALAE	501.9	2.5	504.4
Total Loss and ALAE	573.6	6.5	580.1
ULAE	59.6	(0.8)	58.8
Total Loss and LAE	633.2	5.7	638.9
Underwriting expenses	339.8	1.7	341.5
Net underwriting loss	$(49.1)	$(1.3)	$(50.4)

Cat loss and ALAE ratio	7.8%	N/M	8.1%
Non-cat loss and ALAE ratio
Prior accident years non-cat loss and ALAE ratio	(5.6)%	N/M	(5.8)%
Current accident year non-cat loss and ALAE ratio	59.9%	N/M	60.1%
Total non-cat loss and ALAE ratio	54.3%	N/M	54.3%
Total Loss and ALAE ratio	62.1%	N/M	62.4%
ULAE ratio	6.4%	N/M	6.3%
Total Loss and LAE ratio	68.5%	N/M	68.7%
Expense ratio	34.2%	N/M	34.3%
Combined ratio	102.7%	N/M	103.0%

The following table provides a reconciliation of our statutory underwriting results to GAAP consolidated income (loss) before federal income taxes for the three and nine months ended September 30, 2020 and 2019:

($ millions)	3Q 2020	3Q 2019	YTD 2020	YTD 2019
Segment income (loss) before federal income taxes:
Insurance operations:
Personal insurance SAP underwriting loss	$(30.7)	$(6.3)	$(70.8)	$(32.0)
Commercial insurance SAP underwriting gain (loss)	14.4	1.2	(28.0)	(17.1)
Specialty run-off	(10.4)	(0.6)	(17.1)	(1.3)
Total insurance operations	(26.7)	(5.7)	(115.9)	(50.4)
Investment operations:
Net investment income	17.9	19.3	54.5	60.4
Net investment gain (loss)	20.0	(5.0)	(39.3)	50.2
Total investment operations	37.9	14.3	15.2	110.6
All other segments income	—	—	0.1	0.2
Reconciling items:
GAAP adjustments	5.6	7.2	20.2	17.3
Interest expense on corporate debt	(1.1)	(1.2)	(3.6)	(3.7)
Corporate expenses	(0.9)	(1.9)	(3.6)	(7.3)
Total reconciling items	3.6	4.1	13.0	6.3
Total consolidated income (loss) before federal income taxes	$14.8	$12.7	$(87.6)	$66.7